Exhibit 99.2

BUSINESS COMBINATION December 14, 2020 John Brda, President & CEO George Palikaras, President & CEO Torchlight Energy Resources, Inc. CSE: MMAT www.metamaterial.com Metamaterial, Inc. NASDAQ: TRCH www.torchlightenergy.com

This presentation of Torchlight Energy (“Torchlight” or “Company”) contains forward - looking statements within the meaning of the federal securities laws . Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, and goals, assumption of future events or performance are not statements of historical fact and may be deemed “forward - looking statements . ” Forward - looking statements can often be identified by the use of words such as “may,” “will,” “estimate,” “intend,” “continue,” “believe,” “expect,” “plan,” “propose,” “projected,” “seek,” or “anticipate,” although not all forward - looking statements contain these or other identifying words . Forward - looking statements are based on expectations, estimates and projections at the time the statements are made that involve a number of risks and uncertainties which could cause actual results or events to differ materially from those presently anticipated . Such forward - looking statements relate to, among other things : expected revenue, cash flow and earnings growth ; estimates regarding oil and gas reserves, future oil and gas prices and present values of such reserves ; strategies and timelines for growth of the Company’s business ; and projected capital expenditures . These statements are qualified by important factors that could cause the Company’s actual results to differ materially from those reflected by the forward - looking statements . Such factors include, but are not limited to : the Company’s ability to locate and acquire suitable interests in oil and gas properties on terms acceptable to the Company ; the Company’s ability to obtain working capital as and when needed on terms acceptable to the Company ; the ability to integrate, manage and operate acquired oil and gas properties ; the ability of the Company to build and maintain a successful operations infrastructure and to retain key personnel ; possible insufficient cash flows and resulting illiquidity ; government regulations ; lack of diversification ; political risk, international instability and the related volatility in the prices of oil and/or natural gas ; increased competition ; stock volatility and illiquidity ; the Company’s potential failure or inability to implement fully its business plans or strategies ; general economic conditions ; and the risks and factors described from time to time in the Company’s offerings, reports and filings with the U . S . Securities and Exchange Commission (the “SEC”) . The Company cautions readers not to place undue reliance on any forward - looking statements . The Company does not undertake, and specifically disclaims any obligation, to update or revise such statements to reflect new circumstances or unanticipated events as they occur . The information contained in this presentation is provided by the Company for informational purposes only and does not constitute an offer to buy or an invitation to sell securities of Torchlight or other financial products . The information contained herein is not investment or financial product advice and is not intended to be used as the basis for making an investment decision . The views, opinions and advice provided in this presentation reflect those of the individual presenters, and are provided for information purposes only . The presentation has been prepared without taking into account the investment objectives, financial situation or particular needs of any particular person . No representation or warranty, expressed or implied, is made as to the fairness, accuracy, completeness or correctness of the information, opinions and conclusions in this presentation . To the maximum extent permitted by law, neither the Company nor any of its respective directors, officers, employees or agents, nor any other person accepts any liability, including, without limitation, any liability arising out of fault or negligence, for any loss arising from the use of the information contained in this presentation . Cautionary Note to Investors Concerning Oil and Gas Reserve Estimates : The SEC permits oil and gas companies, in their filings with the SEC, to disclose only “Proved” reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions . the company uses certain terms in this presentation such as “Probable” or “Possible” oil and gas reserves that are not recognized by the SEC and the Company . Forward - looking Statements Torchlight Energy Resources, Inc. NASDAQ: TRCH www.torchlightenergy.com 2

Additional Information and Where to Find It Torchlight and Metamaterial Inc . (“Metamaterial”) will prepare a proxy statement for Torchlight’s stockholders to be filed with the SEC . The proxy statement will be mailed to Torchlight’s stockholders . Torchlight and Metamaterial urge investors, stockholders and other interested persons to read, when available, the proxy statement, as well as other documents filed with the Securities and Exchange Commission, because these documents will contain important information about the proposed business combination transaction . Such persons can also read Torchlight’s Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 , for a description of the security holdings of its officers and directors and their respective interests as security holders in the consummation of the transactions described herein . Torchlight’s definitive proxy statement will be mailed to stockholders of Torchlight as of a record date to be established for voting on the transactions described in this report . Torchlight’s stockholders will also be able to obtain a copy of such documents, without charge, by directing a request to : John A . Brda, President of Torchlight Energy Resources, Inc . , 5700 W . Plano Parkway, Suite 3600 , Plano, Texas 75093 ; e - mail : john@torchlightenergy . com . These documents, once available, can also be obtained, without charge, at the SEC’s web site (http : //www . sec . gov ) . Participants in Solicitation Torchlight, Metamaterial and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Torchlight stockholders in connection with the proposed business combination . Investors and security holders may obtain more detailed information regarding the names, affiliations and interests of Torchlight’s directors in its Annual Report on Form 10 - K for the fiscal year ended December 31 , 2019 , which was filed with the SEC on March 16 , 2020 . Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Torchlight’s stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available . Information concerning the interests of Torchlight’s and Metamaterial’s participants in the solicitation, which may, in some cases, be different than those of Torchlight’s and Metamaterial’s equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available . Additional Information Torchlight Energy Resources, Inc. NASDAQ: TRCH www.torchlightenergy.com 3

CSE:MMAT This Presentation includes forward - looking information within the meaning of Canadian securities laws and within the meaning of Section 21 E of the Securities Exchange Act of 1934 , as amended, regarding Metamaterial and its business, which may include, but are not limited to, statements with respect to the terms and anticipated timing of the proposed transaction, the intention to raise equity capital, the potential continued listing of Torchlight on the NASDAQ exchange and the benefits thereof, the disposition of Torchlight’s oil and gas assets, the approval of the Transaction by the shareholders of Torchlight and Metamaterial, the business strategies, product development and operational activities of Metamaterial and Torchlight . Often but not always, forward - looking information can be identified by the use of words such as “expect”, “intends”, “anticipated”, “believes” or variations (including negative variations) of such words and phrases, or state that certain actions, events or results “may”, “could”, “would” or “will” be taken, occur or be achieved . Such statements are based on the current expectations and views of future events of the management of Metamaterial and are based on assumptions and subject to risks and uncertainties . Although the management of Metamaterial believes that the assumptions underlying these statements are reasonable, they may prove to be incorrect . The forward - looking events and circumstances discussed in this release may not occur and could differ materially as a result of known and unknown risk factors and uncertainties affecting the companies, including risks regarding the ability of the parties to close the proposed transaction, the ability of the parties to raise necessary equity capital, approval of the transaction and continued listing by the NASDAQ exchange, approval of the Canadian Securities Exchange, receipt of shareholder approval and required third party and regulatory consents, the risk that Torchlight may not be able to dispose of its oil and gas assets on favorable terms or at all, risks related to the technology industry, market strategic and operational activities, and management’s ability to manage and to operate the business . Although Metamaterial has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward - looking statements, there may be other factors that cause actions, events or results to differ from those anticipated, estimated or intended . Accordingly, readers should not place undue reliance on any forward - looking statements or information . No forward - looking statement can be guaranteed . Except as required by applicable securities laws, forward - looking statements speak only as of the date on which they are made and Metamaterial does not undertake any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events, or otherwise . These statements are qualified by important factors that could cause the Company’s actual results to differ materially from those reflected by the forward - looking statements . Such factors include but are not limited to : risks relating to the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, potential delays in consummating the Merger, and the ability of Torchlight to timely and successfully achieve the anticipated benefits of the Merger . Risks and uncertainties related to Torchlight and Metamaterials that may cause actual results to differ materially from those expressed or implied in any forward - looking statement include, but are not limited to : risks relating to the ability of the parties to consummate the proposed Merger and the ability of Torchlight to complete the concurrent financing, satisfaction of closing conditions precedent to the consummation of the proposed Merger and the concurrent financing, potential delays in consummating the Merger and the concurrent financing, and the ability of Torchlight to timely and successfully achieve the anticipated benefits of the Merger and the concurrent financing . Forward - looking Statements 4 CSE:MMAT www.metamaterial.com Metamaterial, Inc.

BUSINESS COMBINATION December 14, 2020 John Brda, President & CEO George Palikaras, President & CEO Torchlight Energy Resources, Inc. CSE:MMAT www.metamaterial.com NASDAQ: TRCH www.torchlightenergy.com Metamaterial, Inc.

Optics THEN Electronics NOW Electronics THEN TODAY... ‘META’ Materials To be disruptive at the nanoscale you need low cost sustainable manufacturing META’s Mission To make every product smarter and more sustainable by utilizing light and advanced materials George Palikaras, PhD President & CEO, Founder metamaterial.com 6

'Meta' – from the Greek word to Go Beyond.
metamaterial.com

At a Glance

META™

Disruptive Platform Technology – over $60M invested over 10 years.

Extensive and rapidly growing Intellectual Property – 28 Patent families (89 patents filed internationally).

Purpose-built Proprietary Manufacturing – 10,000 m^2 current installed capacity, growing to 1 million m^2

Balanced Revenue Model – B2B product sales, Direct retail sales, and long-term OEM arrangements with potential licensing income

Global Blue-Chip OEM Customers sponsoring product development projects and/or becoming commercialization partners

Strong Market Pull – growing unsolicited product and partnership inquiries from multiple industries to supplement on-going strategic and partnered outbound promotional efforts.

Significant Non-dilutive Government Funding – Historical access to multiple millions in government funded programs with additional funding available

Headquarters: Halifax, Nova Scotia, Canada – R&D Offices in Silicon Valley and London, UK.

CSE:MMAT 7

Optics THEN Electronics NOW Electronics THEN TODAY... ‘META’ Materials To be disruptive at the nanoscale you need low cost sustainable manufacturing META’s Vision To improve human life through the democratization of nanotechnology Changing the way we use, interact and benefit from light and other forms of energy 8 metamaterial.com

CSE:MMAT META enables the Value Chain as an Innovation Catalyst AI Design/Software - Driven Solutions Large Area Nano - patterning Final Product Assembly B2B OEM or Consumer Raw Materials META has assembled a team of global experts growing a library of proven proprietary materials & designs connected to low - cost manufacturing 9 metamaterial.com

CSE:MMAT Selected Strategic Partners and Customers in Automotive, Medical, Aerospace & Defense, Consumer Electronics and Energy 10 metamaterial.com Solving Global Challenges Together With OEM Partners And Customers

CSE:MMAT META enables the Value Chain as an Innovation Catalyst AI Design/Software - Driven Solutions Large Area Nano - patterning Final Product Assembly B2B OEM or Consumer Raw Materials META has assembled a team of global experts growing a library of proven proprietary materials & designs connected to low - cost manufacturing 11 metamaterial.com

CSE:MMAT Nano - pattern ing Technology Platform 12 MATERIAL INFORMATICS Design Platform Scalable & Sustainable Products = A leader in smart material design and scaled manufacturing moving the technology from R&D to commercialization META’s materials are direct replacements on electronic d evice s . META’s Competitive Advantages - Orders of Magnitude Reduced Dev. & Production Costs - Roll to Roll Production Capable - Higher Performance Solutions - Mass Customizable Designs - Sustainable Products Goal to Become the World’s Largest Optical Metamaterials Producer Design + metamaterial.com

CSE:MMAT [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] [CATEGORY NAME] [VALUE] Patent Family Breakdown Intellectual Property & Know - How ^ 89 filed patents (54 granted) across 28 patent families (21 granted) ^ 5 registered trademarks ^ Proprietary, custom manufacturing processes and trade secrets, developed over 10 years with multi - million $ investment ^ Processes and methods were patented early, providing multi - year advantage over the competition 13 metamaterial.com Source: META IP Portfolio - Last updated Dec 14 th 2020

CSE:MMAT Global Market Opportunity Source: FT.com, n - tech Research, Report Linker, Lux Research and Internal META Estimates Forecast of Revenues from Metamaterials by Application/End Segment ($ Millions) $4.2B Opportunity The Financial Times listed the breakthroughs in metamaterials in the 50 Ideas to Change the World n - tech Research listed META in the Top 6 companies that will shape the industry In the global Optics segment , USA, Canada, Japan, China and Europe will drive an estimated 47.1% CAGR 3 14 metamaterial.com

META™

Broad And Growing Target Applications

Medical Devices

Non-invasive glucose monitoring, Vital sign monitoring, Faster MRI imaging, Zero-radiation Cancer and CNS early-stage screening.

Consumer Electronics

Augmented Reality,
Displays & Touch Screens,
Transparent Antennas & EMI Shielding

META can enable every electronic device to manipulate light and other forms of energy on demand, at scale and low cost.

Automotive

Head-up Displays, 5G and LiDAR enhancements, Passenger Biosensors, De-icing and De-fogging, Light management

Aerospace/Defense

De-icing and De-fogging,
Transparent EMI Shielding,
Laser Protection, Security

Energy

Next Generation Solar Cells
Thermal Management

metamaterial.com
CSE:MMAT 15

Consumer Electronics - Example Applications

META




Walk



Image: Royole Corporation

Over $2Bn of Total Addressable Market

EMI Shielding
- 2x More Electromagnetic Shielding and clearer view
- Potential for 100k to 40M units per annum (avg. $100/unit)
- In late-stage discussions with major supplier of 40% of global unit supply

Augmented Reality
- Smart eyewear displays
- Specialty Optics
- Potential for 1.5 million units by 2025 with major supplier of 20% of global unit supply

Communications
- Invisible antenna for 5G optimization on buildings, cars, and smartphones.
- Foldable displays for next gen phones
- In discussions with multiple OEM and Tier 1 companies

Source: Internal META Estimates

Source: Internal META estimates

metamaterial.com

CSE:MMAT 16

META

Automotive – Example Applications







Over $1Bn of Total Addressable Market

Autonomous Vehicles
- Vehicle **Electrification** with solar roofs to increase range and autonomy
- LiDAR, 5G and V2V sensing for improved **Safety** outcomes

De-Icing / De-Fogging
- Active Transparent and Ultra-lightweight De-Icing & De-fogging of **Windshields**, **Headlights** and **Sensors**

Head-up Displays
- Reduce driver **Distraction**
- Decrease **Reaction Time,** reduce vehicle weight to improve range
- Potential for 37 million units by 2030

Source: Internal META estimates

metamaterial.com

CSE:MMAT 17

Healthcare - Example Applications

META

Expansion towards Medical Applications – Licensing/Project Financing opportunities radiwise

MRI Medical Imaging

MRI Imaging with metamaterial film

COMMERCIALIZATION

Requires $2M Investment to Commercialize (possible market entry by 2021)

MARKET POTENTIAL

$2.5B

50,000 MRI's @ $50k / Unit


glucowise

glucowise

Non-invasive Glucometer

Dual Sensor mm-wave technology with metamaterial film

COMMERCIALIZATION

Requires large investment and possible partner for trials and commercialization.

MARKET POTENTIAL

$15B

500,000,000 users, 9.6% CAGR



mammowise

Early-Stage Cancer Breast Screening

Radio-wave Imaging for breast screening with metamaterial film

COMMERCIALIZATION

Requires large investment and possible partner for trials and commercialization.

MARKET POTENTIAL

$4.6B

250,000,000 women / year, 8.0% CAGR

Source: Internal META estimates

Supported by UKRI Innovate UK | Technology Strategy Board Driving Innovation | NHS

metamaterial.com

CSE:MMAT 18

META Delivers On Performance, Cost & Sustainability

META

Case Study: Every transparent display in consumer electronics uses **Indium and ITO (Indium Tin Oxide),** which is **a scarce metal and very difficult to extract**. META developed **NanoWeb®** which outperforms ITO **in transparency and conductivity-combined** with its invisible metal mesh nanostructure, delivering across the board significant reductions in:

- mining waste
- raw materials used
- air pollution produced
- water pollution
- energy consumption
- amount of water used

META's products have been demonstrated to offer 10-20x thinner materials with up to 40x performance improvements



ITO
Thin Ag layer
PEDOT:PSS
Graphene
Other doped metal oxide
MoO3/Au/MoO3 structure
Carbon nanotubes
NanoWeb®
Metal grid
Ag Nanowires
NanoWeb®
Transparency
1.0
0.8
0.6
0.4
0.2
0.0
10^0
10^1
10^2
10^3
Sheet Resistance (Ω/□)

Source: Internal META estimates, IDTechEx benchmark

metamaterial.com

CSE:MMAT

19

CSE:MMAT The META Opportunity 20 Design & Nanofabrication Experts High performance & smart products for our daily lives, using custom design and scalable manufacturing Developed Platform >$60M Invested Since 2011. World Class, award winning team of scientists, engineers and business executives Core Technologies Holography Lithography Wireless sensing Materials Informatics & Artificial Intelligence Strong Patent Portfolio 28 Patent Families, of which 89 total patents filled with 54 Granted Patents with 35 Patents Pending Strategic Partnerships Growing Relationships with Fortune 500 Companies: Automotive, Consumer Electronics, Medical, Energy & Aerospace metamaterial.com 20

THANK YOU

META™ | TORCHLIGHT ENERGY

Investor Contacts

MARK KOMONOSKI
Director IR & Capital Markets

C: 403.470.8384
O: 877.255.8483
E: mark@metamaterial.com

DEREK GRADWELL
Integrous Communications

C: 714.612.7676
O: 512.270.6990
E: dgradwell@integcom.us

Metamaterial, Inc. CSE: MMAT www.metamaterial.com

Torchlight Energy Resources, Inc. NASDAQ: TRCH www.torchlightenergy.com